                                                                   EXHIBIT 10.18

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (i) IN A REGISTRATION OR QUALIFICATION OR (ii) IF AN EXEMPTION FROM REGISTRATION OR QUALIFICATION IS AVAILABLE AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THAT EFFECT REASONABLY SATISFACTORY TO THE COMPANY.

SALE OR OTHER TRANSFER OF THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS SECURITY IS FURTHER RESTRICTED FOR UP TO 180 DAYS FOLLOWING AN INITIAL PUBLIC OFFERING OF SECURITIES OF THE COMPANY.

Void After 5:00 p.m. Minneapolis, Minnesota time on February 19, 2007

                       REDLINE PERFORMANCE PRODUCTS, INC.

                          COMMON STOCK PURCHASE WARRANT

Warrant No. G-1                                                    Shares: 3,750


         THIS CERTIFIES that, subject to the terms and conditions herein set forth, David G. Mell, or its registered assigns (the "Holder") is entitled to purchase from Redline Performance Products, Inc., a Minnesota corporation (the "Company"), at any time or from time to time prior to the time and date set forth above, three thousand seven hundred fifty (3,750) fully paid and non-assessable shares of common stock of the Company (such class of stock being referred to as the "Common Stock" and such shares of Common Stock which may be acquired upon exercise of this Warrant being referred to as the "Shares").

         This Warrant is subject to the following terms and conditions:

1. Purchase Price. Subject to adjustment as hereinafter provided, the purchase price of one Share shall be One and 25/100 Dollar ($1.25). The purchase price of one Share is referred to herein as the "Warrant Price."

2. Adjustment of Warrant Price and Number of Shares. The number and kind of securities issuable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

         a. Adjustment for Stock Dividends, Splits and Consolidations. In case the Company shall at any time subdivide the outstanding Common Stock into a greater number of shares or declare a dividend payable in Common Stock, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding Common Stock shall be combined into a smaller number of shares, the Warrant exercise price in effect immediately prior to such combination shall be proportionately increased.

         b. Adjustment for Reorganizations or Consolidations. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets ("substituted property") with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such substituted property as would have been issued or delivered to the Holder if it had exercised this Warrant and had received upon exercise of this Warrant the Shares prior to such reorganization, reclassification, consolidation, merger or sale, less the amount of the aggregate Warrant Price.

3. No Fractional Shares. No fractional Shares of Common Stock will be issued in connection with any exercise of this Warrant. In lieu of any fractional Shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise as determined in good faith by the Company.

4. No Stockholder Rights. This Warrant shall not entitle its Holder to any of the rights of a stockholder of the Company prior to exercise of this Warrant.

5. Covenants of the Company. The Company covenants that during the period this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock to provide for the issuance of Shares upon the exercise of this Warrant. The Company further covenants that all Shares that may be issued upon the exercise of this Warrant will, upon payment and issuance, be duly authorized and issued, fully paid and nonassessable shares of Common Stock.

6. Exercise of Warrant. This Warrant may be exercised by the registered Holder, in whole or in part, by the surrender of this Warrant at the principal office of the Company, together with the form of exercise hereof duly executed, accompanied by payment in full of the amount of the aggregate Warrant Price in cash, cashier's check or bank draft. Upon partial exercise hereof, a new warrant or warrants containing the same date and provisions as this Warrant shall be issued by the Company to the registered Holder for the number of Shares of Common Stock with respect to which this Warrant shall not have been exercised. Upon each exercise of this Warrant the Holder shall exercise this Warrant and purchase the lesser of 500 Shares and the balance of Shares available for issuance under the Warrant. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date the Company is in receipt of this Warrant, written notice of exercise, and payment for the number of Shares being acquired



                                       2.

         upon exercise of this Warrant. The person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the Holder of such Shares of record as of the close of business on such date. As promptly as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full Shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a Share, as provided above.

7. Compliance with Securities Laws and Other Transfer Restrictions. The Holder of this Warrant, by acceptance hereof, agrees, represents and warrants that this Warrant and the Shares which may be issued upon exercise hereof are being acquired for investment, that the Holder has no present intention to resell or otherwise dispose of all or any part of this Warrant or any Shares, and that the Holder will not offer, sell or otherwise dispose of all or any part of this Warrant or any Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act") or applicable state securities laws. The Company may condition any transfer, sale, pledge, assignment or other disposition on the receipt from the party to whom this Warrant is to be so transferred or to whom Shares are to be issued or so transferred, on any representations and agreements requested by the Company in order to permit such issuance or transfer to be made pursuant to exemptions from registration under federal and applicable state securities laws. Upon exercise of this Warrant, the Holder hereof shall, if requested by the Company, confirm in writing its investment purpose and acceptance of the restrictions on transfer of the Shares.

8. Restriction on Transfer After a Public Offering. The Holder understands that the Company at a future date may file a registration or offering statement (the "Registration Statement") with the Securities and Exchange Commission to facilitate a public offering of its securities. The Holder agrees, for the benefit of the Company, that should such an initial public offering be made and should the managing underwriter of such offering require, the undersigned will not, without the prior written consent of the Company and such underwriter, during the "Lockup Period" as defined herein: (a) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any of the Shares beneficially owned by the undersigned during the Lockup Period; (b) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any options, rights or warrants to purchase any Shares beneficially owned by the undersigned during the Lockup Period; or (c) sell or grant, or agree to sell or grant, options, rights or warrants with respect to any of the Shares. The foregoing does not prohibit gifts to donees or transfers by will or the laws of descent to heirs or beneficiaries provided that such donees, heirs and beneficiaries shall be bound by the restrictions set forth herein. The term "Lockup Period" shall mean the lesser of (x) 180 days and (y) the period during which Company officers and directors are restricted by the managing underwriter from effecting any sales or transfers of the Company's Common Stock. The Lockup Period shall commence on the effective date of the Registration Statement.

9. Stop Transfer Order and Restrictive Legend. The Holder agrees that the Company may place a stop transfer order with its registrar and transfer agent (if any) covering all Shares. The Holder agrees that the Company may place one or more restrictive legends on any certificates evidencing the Shares containing substantially the following language:



                                       3.

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, have not been registered under any state securities law, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, or transferred in the absence of either an effective registration under the Securities Act of 1933, as amended, and under the applicable state securities laws, or an opinion of counsel for the Company that such transaction is exempt from registration under the Securities Act of 1933, as amended, and under the applicable state securities laws.

                  Sale or other transfer of these securities is further restricted for up to 180 days following an initial public offering of securities of the Company.

10. Subdivision of Warrant. At the request of the Holder of this Warrant in connection with a transfer or exercise of a portion of the Warrant, upon surrender of such Warrant for such purpose to the Company, the Company at its expense (except for any transfer tax payable) will issue and exchange therefor warrants of like tenor and date representing in the aggregate the right to purchase such number of Shares of such Common Stock as shall be designated by such Holder at the time of such surrender; provided, however, that the Company's obligations to subdivide securities under this Paragraph shall be subject to and conditioned upon the compliance of any such subdivision with applicable state securities laws and with the Act.

11. Postponement of Exercise. Notwithstanding anything herein to the contrary, the Company shall have the right to delay any exercise for a period of up to one hundred eighty (180) days for the purpose of: (a) ensuring the availability of an exemption under applicable securities laws for the issuance of the Shares to the Holder in light of the transactions by the Company in its securities; and/or (b) facilitating a distribution of the Company's securities. In either case, if the Company elects to delay any such exercise, the Company shall inform the Holder, in writing, of such delay and the terms of such delay. Any such delay shall not lead to any change in the Warrant Price or the terms of the Warrant and shall not extend the term of any Warrant unless such delay would extend past the expiration date of such Warrant. In such case, the expiration date shall be extended to thirty (30) days after the end of such delay.

12. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dates as of such cancellation, in lieu of this Warrant.

13. No Limitation on Corporate Action. No provisions of the Warrant and no right or option granted or conferred hereunder shall in any way limit, affect, or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Articles of Incorporation, reorganize or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.



                                       4.

14. Miscellaneous. This Warrant shall be governed by the laws of the State of Minnesota without reference to such state's conflict of laws provisions. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered Holder hereof. All notices and other communications from the Company to the Holder of this Warrant shall be by certified mail, return receipt requested, or by overnight delivery service to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing.


ISSUED this 19th day of February, 2002.

REDLINE PERFORMANCE PRODUCTS, INC.


By:  /s/ Kent Harle

     Its: President



                                       5.

                               FORM OF ASSIGNMENT

                       REDLINE PERFORMANCE PRODUCTS, INC.


         FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of Shares of Common Stock set forth below.


      NAME OF ASSIGNEE                            ADDRESS                                NUMBER OF SHARES
      ----------------                            -------                                ----------------





and does hereby irrevocably constitute and appoint _____________________________ Attorney to make such transfer on the books of __________________ maintained for the purpose, with full power of substitution in the premises.


Dated:                  , 20
       ------------- ---    ---


-----------------------------------
Signature

-----------------------------------
Print Name

                                  EXERCISE FORM

                       REDLINE PERFORMANCE PRODUCTS, INC.

          (To be executed only upon exercise or conversion of Warrant)

         The undersigned registered owner of this Warrant (the "Investor") irrevocably exercises or converts this Warrant for and purchases _____________________________ of the number of Shares of Common Stock (the "Shares") of __________________ purchasable with this Warrant, and herewith makes payment therefore (if an exercise), all at the price and on the terms and conditions specified in this Warrant.

As a condition to the exercise of this Warrant, the Investor represents and warrants to Company as follows:

15. Investment Intent.

a. Investor has been advised that (i) the sale of the Shares to Investor has not been registered under the Securities Act of 1933 (the "Act") on the grounds, among others, that it will be exempt from registration under Section 4(2) of the Act as a transaction not involving a public offering; (ii) reliance upon such exemption or exemptions is predicated in part on Investor's representation that Investor is acquiring such Shares for investment for Investor's own account with no present intention of dividing Investor's participation with others or reselling or otherwise distributing the same, and the Investor alone shall have the full legal and equitable right, title and interest in the Shares; and (iii) Investor's representations, including the foregoing, are essential to the reliance of the Company upon exemptions from registration or qualification of this transaction or the Shares under applicable state securities laws.

b. Investor understands that the effect and intent of Investor's representations in subparagraph (a) above to be that Investor does not presently contemplate the disposal of all or any part of the Shares, and that at such time as Investor determines to dispose of all or any part of the Shares, Investor understands that Investor must first notify the Company, and that the Company may require an opinion of its attorney, of Investor's attorney, or both, that such disposition will not negate Investor's intent as expressed herein, and that, in view of the exemption claimed, such disposition will be permissible.

c. Investor understands that the subsequent transfer of the Shares will be restricted, and that the effect of the restrictions on the transfer of the Shares include the facts, among others, that (i) Investor will not have liquidity with respect to the Shares for an indefinite period of time, and (ii) Investor will be unable to sell, encumber or otherwise transfer the Shares unless there is an effective registration statement covering such disposition under the Act, and effective registrations and qualifications under applicable state law, or exemptions from such registrations or qualifications under the Act and state law are applicable.

d. Investor recognizes that an investment in the Shares involves a high degree of risk and that the purchase of the Shares is a long-term investment. Investor has a financial net worth or anticipated income such that a sale of such Shares need not be made in the foreseeable future to



                                       2.

satisfy any financial obligation of which Investor is or contemplates Investor will become subject.

e. Investor understands that exemptions from the registration and qualification requirements, as referred to in subparagraph (c) above, may not be available to Investor, and the Company will have no obligation to assist Investor in registering or qualifying a disposition of the Shares or in obtaining or establishing an exemption from such registration or qualification requirements.

f. Investor understands that any certificate representing the Shares will bear legends stating in effect that the issuance or sale of the Shares has not been registered under the Act or any applicable state securities laws and the Investor may not sell the Shares or other securities within 180 days of an initial public offering by the Company, and such legends may refer to the restrictions on transfers and sales contained in this Agreement. In addition, any certificates representing the Shares issued to an Investor who is a resident of a particular state may bear a legend containing language required by the laws of such State. Investor further understands that a stop-transfer restriction may be placed in the books and records of the Company with respect to the Shares.

g. Investor's purchase of the Shares is not the result of any general solicitation or general advertising, including, but not limited to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; and
(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

16. State of Residence. Investor represents and warrants to the Company that Investor is a bona fide resident of, and is domiciled in, the State of
_____________________.

17. Accredited Investor Status.

a. Investor understands that Investor is an "accredited investor" only if:

                  (1) Investor's individual income from all sources for each of the two most recent calendar years was in excess of $200,000 and Investor reasonably expects Investor's individual income from all sources anticipated for the current calendar year to be in excess of $200,000; or

                  (2) Investor's joint income with Investor's spouse from all sources for each of the two most recent calendar years was in excess of $300,000 and Investor reasonably expects Investor's joint income with Investor's spouse from all sources anticipated for the current calendar year to be in excess of $300,000; or

                  (3) Investor's individual net worth, or Investor's joint net worth with Investor's spouse, at fair market value (including home, furnishings and personal automobiles) is greater than $1,000,000; or

                  (4) Investor otherwise meets the definition of an "accredited investor."



                                       3.

b. Based on the foregoing information, Investor represents and warrants to the Company that Investor:

                  (1)      IS an accredited investor (check here):           [ ]

                  (2)      IS NOT an accredited investor (check here):       [ ]

18. Knowledge and Experience. Investor represents and warrants to the Company as follows:

a. Investor (i) believes Investor has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of the prospective investment in the Shares or (ii) if Investor does not so believe, or if Investor has been instructed by the Company to designate a purchaser representative to supplement Investor's knowledge and experience for the purpose of evaluating the merits and risks of the prospective investment in the Shares, Investor has provided the Company with the identity of such purchaser representative and such information concerning the knowledge and experience in financial and business matters of such a purchaser representative, either directly or by making such purchaser representative available for interview, necessary to enable a determination that such purchaser representative, together with the undersigned, have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the prospective investment in the Shares.

b. In addition to designating a purchaser representative to the extent required by the Company, if any, Investor has obtained, to the extent Investor deems necessary, personal and professional advice with respect to the risks inherent in the investment in the Shares in light of Investor's financial condition and investment needs.

c. Investor or Investor's purchaser representative, if any, has been given access to full and complete information regarding the Company and has utilized such access to their satisfaction for the purpose of obtaining information; and particularly, Investor or Investor's purchaser representative, if any, have either attended or been given reasonable opportunity to attend a meeting with representatives of the Company for the purpose of asking questions of, and receiving answers from, such representatives concerning the Company and the Shares and to obtain any additional information, to the extent reasonably available.



                                       4.

                         SIGNATURE PAGE TO EXERCISE FORM


Dated:                       , 20
       ------------------ ---    ---

---------------------------------------
Signature of Registered Owner

---------------------------------------
Street Address

---------------------------------------
City, State, Zip Code

---------------------------------------
IRS Identification Number



                                       5.

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (i) IN A REGISTRATION OR QUALIFICATION OR (ii) IF AN EXEMPTION FROM REGISTRATION OR QUALIFICATION IS AVAILABLE AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THAT EFFECT REASONABLY SATISFACTORY TO THE COMPANY.

SALE OR OTHER TRANSFER OF THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS SECURITY IS FURTHER RESTRICTED FOR UP TO 180 DAYS FOLLOWING AN INITIAL PUBLIC OFFERING OF SECURITIES OF THE COMPANY.

Void After 5:00 p.m. Minneapolis, Minnesota time on November 13, 2007

                       REDLINE PERFORMANCE PRODUCTS, INC.

                          COMMON STOCK PURCHASE WARRANT

Warrant No. G-9                                                    Shares: 2,917


         THIS CERTIFIES that, subject to the terms and conditions herein set forth, David G. Mell, or its registered assigns (the "Holder") is entitled to purchase from Redline Performance Products, Inc., a Minnesota corporation (the "Company"), at any time or from time to time prior to the time and date set forth above, two thousand nine hundred seventeen (2,917) fully paid and non-assessable shares of common stock of the Company (such class of stock being referred to as the "Common Stock" and such shares of Common Stock which may be acquired upon exercise of this Warrant being referred to as the "Shares").

         This Warrant is subject to the following terms and conditions:

1. Purchase Price. Subject to adjustment as hereinafter provided, the purchase price of one Share shall be Three and 75/100 Dollars ($3.75). The purchase price of one Share is referred to herein as the "Warrant Price."

2. Adjustment of Warrant Price and Number of Shares. The number and kind of securities issuable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

         a. Adjustment for Stock Dividends, Splits and Consolidations. In case the Company shall at any time subdivide the outstanding Common Stock into a greater number of shares or declare a dividend payable in Common Stock, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding Common Stock shall be combined into a smaller number of shares, the Warrant exercise price in effect immediately prior to such combination shall be proportionately increased.

         b. Adjustment for Reorganizations or Consolidations. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets ("substituted property") with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such substituted property as would have been issued or delivered to the Holder if it had exercised this Warrant and had received upon exercise of this Warrant the Shares prior to such reorganization, reclassification, consolidation, merger or sale, less the amount of the aggregate Warrant Price.

3. No Fractional Shares. No fractional Shares of Common Stock will be issued in connection with any exercise of this Warrant. In lieu of any fractional Shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise as determined in good faith by the Company.

4. No Stockholder Rights. This Warrant shall not entitle its Holder to any of the rights of a stockholder of the Company prior to exercise of this Warrant.

5. Covenants of the Company. The Company covenants that during the period this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock to provide for the issuance of Shares upon the exercise of this Warrant. The Company further covenants that all Shares that may be issued upon the exercise of this Warrant will, upon payment and issuance, be duly authorized and issued, fully paid and nonassessable shares of Common Stock.

6. Exercise of Warrant. This Warrant may be exercised by the registered Holder, in whole or in part, by the surrender of this Warrant at the principal office of the Company, together with the form of exercise hereof duly executed, accompanied by payment in full of the amount of the aggregate Warrant Price in cash, cashier's check or bank draft. Upon partial exercise hereof, a new warrant or warrants containing the same date and provisions as this Warrant shall be issued by the Company to the registered Holder for the number of Shares of Common Stock with respect to which this Warrant shall not have been exercised. Upon each exercise of this Warrant the Holder shall exercise this Warrant and purchase the lesser of 500 Shares and the balance of Shares available for issuance under the Warrant. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date the Company is in receipt of this Warrant, written notice of exercise, and payment for the number of Shares being acquired upon exercise of this Warrant. The person entitled to receive the Shares issuable upon



                                       2.

         such exercise shall be treated for all purposes as the Holder of such Shares of record as of the close of business on such date. As promptly as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full Shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a Share, as provided above.

7. Compliance with Securities Laws and Other Transfer Restrictions. The Holder of this Warrant, by acceptance hereof, agrees, represents and warrants that this Warrant and the Shares which may be issued upon exercise hereof are being acquired for investment, that the Holder has no present intention to resell or otherwise dispose of all or any part of this Warrant or any Shares, and that the Holder will not offer, sell or otherwise dispose of all or any part of this Warrant or any Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act") or applicable state securities laws. The Company may condition any transfer, sale, pledge, assignment or other disposition on the receipt from the party to whom this Warrant is to be so transferred or to whom Shares are to be issued or so transferred, on any representations and agreements requested by the Company in order to permit such issuance or transfer to be made pursuant to exemptions from registration under federal and applicable state securities laws. Upon exercise of this Warrant, the Holder hereof shall, if requested by the Company, confirm in writing its investment purpose and acceptance of the restrictions on transfer of the Shares.

8. Restriction on Transfer After a Public Offering. The Holder understands that the Company at a future date may file a registration or offering statement (the "Registration Statement") with the Securities and Exchange Commission to facilitate a public offering of its securities. The Holder agrees, for the benefit of the Company, that should such an initial public offering be made and should the managing underwriter of such offering require, the undersigned will not, without the prior written consent of the Company and such underwriter, during the "Lockup Period" as defined herein: (a) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any of the Shares beneficially owned by the undersigned during the Lockup Period; (b) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any options, rights or warrants to purchase any Shares beneficially owned by the undersigned during the Lockup Period; or (c) sell or grant, or agree to sell or grant, options, rights or warrants with respect to any of the Shares. The foregoing does not prohibit gifts to donees or transfers by will or the laws of descent to heirs or beneficiaries provided that such donees, heirs and beneficiaries shall be bound by the restrictions set forth herein. The term "Lockup Period" shall mean the lesser of (x) 180 days and (y) the period during which Company officers and directors are restricted by the managing underwriter from effecting any sales or transfers of the Company's Common Stock. The Lockup Period shall commence on the effective date of the Registration Statement.

9. Stop Transfer Order and Restrictive Legend. The Holder agrees that the Company may place a stop transfer order with its registrar and transfer agent (if any) covering all Shares. The Holder agrees that the Company may place one or more restrictive legends on any certificates evidencing the Shares containing substantially the following language:



                                       3.

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, have not been registered under any state securities law, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, or transferred in the absence of either an effective registration under the Securities Act of 1933, as amended, and under the applicable state securities laws, or an opinion of counsel for the Company that such transaction is exempt from registration under the Securities Act of 1933, as amended, and under the applicable state securities laws.

                  Sale or other transfer of these securities is further restricted for up to 180 days following an initial public offering of securities of the Company.

10. Subdivision of Warrant. At the request of the Holder of this Warrant in connection with a transfer or exercise of a portion of the Warrant, upon surrender of such Warrant for such purpose to the Company, the Company at its expense (except for any transfer tax payable) will issue and exchange therefor warrants of like tenor and date representing in the aggregate the right to purchase such number of Shares of such Common Stock as shall be designated by such Holder at the time of such surrender; provided, however, that the Company's obligations to subdivide securities under this Paragraph shall be subject to and conditioned upon the compliance of any such subdivision with applicable state securities laws and with the Act.

11. Postponement of Exercise. Notwithstanding anything herein to the contrary, the Company shall have the right to delay any exercise for a period of up to one hundred eighty (180) days for the purpose of: (a) ensuring the availability of an exemption under applicable securities laws for the issuance of the Shares to the Holder in light of the transactions by the Company in its securities; and/or (b) facilitating a distribution of the Company's securities. In either case, if the Company elects to delay any such exercise, the Company shall inform the Holder, in writing, of such delay and the terms of such delay. Any such delay shall not lead to any change in the Warrant Price or the terms of the Warrant and shall not extend the term of any Warrant unless such delay would extend past the expiration date of such Warrant. In such case, the expiration date shall be extended to thirty (30) days after the end of such delay.

12. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dates as of such cancellation, in lieu of this Warrant.

13. No Limitation on Corporate Action. No provisions of the Warrant and no right or option granted or conferred hereunder shall in any way limit, affect, or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Articles of Incorporation, reorganize or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.



                                       4.

14. Miscellaneous. This Warrant shall be governed by the laws of the State of Minnesota without reference to such state's conflict of laws provisions. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered Holder hereof. All notices and other communications from the Company to the Holder of this Warrant shall be by certified mail, return receipt requested, or by overnight delivery service to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing.


ISSUED this 13th day of November, 2002.

REDLINE PERFORMANCE PRODUCTS, INC.


By:  /s/ Mark A. Payne

     Its: President and CFO



                                       5.

                               FORM OF ASSIGNMENT

                       REDLINE PERFORMANCE PRODUCTS, INC.


         FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of Shares of Common Stock set forth below.


      NAME OF ASSIGNEE                            ADDRESS                                NUMBER OF SHARES
      ----------------                            -------                                ----------------






and does hereby irrevocably constitute and appoint _____________________________ Attorney to make such transfer on the books of __________________ maintained for the purpose, with full power of substitution in the premises.


Dated:                  , 20
       ------------- ---    ---


-----------------------------------
Signature

-----------------------------------
Print Name

                                  EXERCISE FORM

                       REDLINE PERFORMANCE PRODUCTS, INC.

          (To be executed only upon exercise or conversion of Warrant)

         The undersigned registered owner of this Warrant (the "Investor") irrevocably exercises or converts this Warrant for and purchases _____________________________ of the number of Shares of Common Stock (the "Shares") of __________________ purchasable with this Warrant, and herewith makes payment therefore (if an exercise), all at the price and on the terms and conditions specified in this Warrant.

As a condition to the exercise of this Warrant, the Investor represents and warrants to Company as follows:

1. Investment Intent.

a. Investor has been advised that (i) the sale of the Shares to Investor has not been registered under the Securities Act of 1933 (the "Act") on the grounds, among others, that it will be exempt from registration under Section 4(2) of the Act as a transaction not involving a public offering; (ii) reliance upon such exemption or exemptions is predicated in part on Investor's representation that Investor is acquiring such Shares for investment for Investor's own account with no present intention of dividing Investor's participation with others or reselling or otherwise distributing the same, and the Investor alone shall have the full legal and equitable right, title and interest in the Shares; and (iii) Investor's representations, including the foregoing, are essential to the reliance of the Company upon exemptions from registration or qualification of this transaction or the Shares under applicable state securities laws.

b. Investor understands that the effect and intent of Investor's representations in subparagraph (a) above to be that Investor does not presently contemplate the disposal of all or any part of the Shares, and that at such time as Investor determines to dispose of all or any part of the Shares, Investor understands that Investor must first notify the Company, and that the Company may require an opinion of its attorney, of Investor's attorney, or both, that such disposition will not negate Investor's intent as expressed herein, and that, in view of the exemption claimed, such disposition will be permissible.

c. Investor understands that the subsequent transfer of the Shares will be restricted, and that the effect of the restrictions on the transfer of the Shares include the facts, among others, that (i) Investor will not have liquidity with respect to the Shares for an indefinite period of time, and (ii) Investor will be unable to sell, encumber or otherwise transfer the Shares unless there is an effective registration statement covering such disposition under the Act, and effective registrations and qualifications under applicable state law, or exemptions from such registrations or qualifications under the Act and state law are applicable.

d. Investor recognizes that an investment in the Shares involves a high degree of risk and that the purchase of the Shares is a long-term investment. Investor has a financial net worth or anticipated income such that a sale of such Shares need not be made in the foreseeable future to satisfy any financial obligation of which Investor is or contemplates Investor will become subject.

e. Investor understands that exemptions from the registration and qualification requirements, as referred to in subparagraph (c) above, may not be available to Investor, and the Company will have no obligation to assist Investor in registering or qualifying a disposition of the Shares or in obtaining or establishing an exemption from such registration or qualification requirements.

f. Investor understands that any certificate representing the Shares will bear legends stating in effect that the issuance or sale of the Shares has not been registered under the Act or any applicable state securities laws and the Investor may not sell the Shares or other securities within 180 days of an initial public offering by the Company, and such legends may refer to the restrictions on transfers and sales contained in this Agreement. In addition, any certificates representing the Shares issued to an Investor who is a resident of a particular state may bear a legend containing language required by the laws of such State. Investor further understands that a stop-transfer restriction may be placed in the books and records of the Company with respect to the Shares.

g. Investor's purchase of the Shares is not the result of any general solicitation or general advertising, including, but not limited to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; and
(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

2. State of Residence. Investor represents and warrants to the Company that Investor is a bona fide resident of, and is domiciled in, the State of
_____________________.

3. Accredited Investor Status.

a. Investor understands that Investor is an "accredited investor" only if:

                  (1) Investor's individual income from all sources for each of the two most recent calendar years was in excess of $200,000 and Investor reasonably expects Investor's individual income from all sources anticipated for the current calendar year to be in excess of $200,000; or

                  (2) Investor's joint income with Investor's spouse from all sources for each of the two most recent calendar years was in excess of $300,000 and Investor reasonably expects Investor's joint income with Investor's spouse from all sources anticipated for the current calendar year to be in excess of $300,000; or

                  (3) Investor's individual net worth, or Investor's joint net worth with Investor's spouse, at fair market value (including home, furnishings and personal automobiles) is greater than $1,000,000; or

                  (4) Investor otherwise meets the definition of an "accredited investor."

b. Based on the foregoing information, Investor represents and warrants to the Company that Investor:

                  (1)      IS an accredited investor (check here):           [ ]

                  (2)      IS NOT an accredited investor (check here):       [ ]

4. Knowledge and Experience. Investor represents and warrants to the Company as follows:

a. Investor (i) believes Investor has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of the prospective investment in the Shares or (ii) if Investor does not so believe, or if Investor has been instructed by the Company to designate a purchaser representative to supplement Investor's knowledge and experience for the purpose of evaluating the merits and risks of the prospective investment in the Shares, Investor has provided the Company with the identity of such purchaser representative and such information concerning the knowledge and experience in financial and business matters of such a purchaser representative, either directly or by making such purchaser representative available for interview, necessary to enable a determination that such purchaser representative, together with the undersigned, have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the prospective investment in the Shares.

b. In addition to designating a purchaser representative to the extent required by the Company, if any, Investor has obtained, to the extent Investor deems necessary, personal and professional advice with respect to the risks inherent in the investment in the Shares in light of Investor's financial condition and investment needs.

c. Investor or Investor's purchaser representative, if any, has been given access to full and complete information regarding the Company and has utilized such access to their satisfaction for the purpose of obtaining information; and particularly, Investor or Investor's purchaser representative, if any, have either attended or been given reasonable opportunity to attend a meeting with representatives of the Company for the purpose of asking questions of, and receiving answers from, such representatives concerning the Company and the Shares and to obtain any additional information, to the extent reasonably available.

                         SIGNATURE PAGE TO EXERCISE FORM


Dated:                       , 20
       ------------------ ---    ---

---------------------------------------
Signature of Registered Owner

---------------------------------------
Street Address

---------------------------------------
City, State, Zip Code

---------------------------------------
IRS Identification Number

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (i) IN A REGISTRATION OR QUALIFICATION OR (ii) IF AN EXEMPTION FROM REGISTRATION OR QUALIFICATION IS AVAILABLE AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THAT EFFECT REASONABLY SATISFACTORY TO THE COMPANY.

SALE OR OTHER TRANSFER OF THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS SECURITY IS FURTHER RESTRICTED FOR UP TO 180 DAYS FOLLOWING AN INITIAL PUBLIC OFFERING OF SECURITIES OF THE COMPANY.

Void After 5:00 p.m. Minneapolis, Minnesota time on November 13, 2007

                       REDLINE PERFORMANCE PRODUCTS, INC.

                          COMMON STOCK PURCHASE WARRANT

Warrant No. G-13                                                   Shares: 2,084


         THIS CERTIFIES that, subject to the terms and conditions herein set forth, David G. Mell, or its registered assigns (the "Holder") is entitled to purchase from Redline Performance Products, Inc., a Minnesota corporation (the "Company"), at any time or from time to time prior to the time and date set forth above, two thousand eighty-four (2,084) fully paid and non-assessable shares of common stock of the Company (such class of stock being referred to as the "Common Stock" and such shares of Common Stock which may be acquired upon exercise of this Warrant being referred to as the "Shares").

         This Warrant is subject to the following terms and conditions:

1. Purchase Price. Subject to adjustment as hereinafter provided, the purchase price of one Share shall be Three and 75/100 Dollars ($3.75). The purchase price of one Share is referred to herein as the "Warrant Price."

2. Adjustment of Warrant Price and Number of Shares. The number and kind of securities issuable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

         a. Adjustment for Stock Dividends, Splits and Consolidations. In case the Company shall at any time subdivide the outstanding Common Stock into a greater number of shares or declare a dividend payable in Common Stock, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding Common Stock shall be combined into a smaller number of shares, the Warrant exercise price in effect immediately prior to such combination shall be proportionately increased.

         b. Adjustment for Reorganizations or Consolidations. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets ("substituted property") with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such substituted property as would have been issued or delivered to the Holder if it had exercised this Warrant and had received upon exercise of this Warrant the Shares prior to such reorganization, reclassification, consolidation, merger or sale, less the amount of the aggregate Warrant Price.

3. No Fractional Shares. No fractional Shares of Common Stock will be issued in connection with any exercise of this Warrant. In lieu of any fractional Shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise as determined in good faith by the Company.

4. No Stockholder Rights. This Warrant shall not entitle its Holder to any of the rights of a stockholder of the Company prior to exercise of this Warrant.

5. Covenants of the Company. The Company covenants that during the period this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock to provide for the issuance of Shares upon the exercise of this Warrant. The Company further covenants that all Shares that may be issued upon the exercise of this Warrant will, upon payment and issuance, be duly authorized and issued, fully paid and nonassessable shares of Common Stock.

6. Exercise of Warrant. This Warrant may be exercised by the registered Holder, in whole or in part, by the surrender of this Warrant at the principal office of the Company, together with the form of exercise hereof duly executed, accompanied by payment in full of the amount of the aggregate Warrant Price in cash, cashier's check or bank draft. Upon partial exercise hereof, a new warrant or warrants containing the same date and provisions as this Warrant shall be issued by the Company to the registered Holder for the number of Shares of Common Stock with respect to which this Warrant shall not have been exercised. Upon each exercise of this Warrant the Holder shall exercise this Warrant and purchase the lesser of 500 Shares and the balance of Shares available for issuance under the Warrant. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date the Company is in receipt of this



                                       2.

         Warrant, written notice of exercise, and payment for the number of Shares being acquired upon exercise of this Warrant. The person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the Holder of such Shares of record as of the close of business on such date. As promptly as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full Shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a Share, as provided above.

7. Compliance with Securities Laws and Other Transfer Restrictions. The Holder of this Warrant, by acceptance hereof, agrees, represents and warrants that this Warrant and the Shares which may be issued upon exercise hereof are being acquired for investment, that the Holder has no present intention to resell or otherwise dispose of all or any part of this Warrant or any Shares, and that the Holder will not offer, sell or otherwise dispose of all or any part of this Warrant or any Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act") or applicable state securities laws. The Company may condition any transfer, sale, pledge, assignment or other disposition on the receipt from the party to whom this Warrant is to be so transferred or to whom Shares are to be issued or so transferred, on any representations and agreements requested by the Company in order to permit such issuance or transfer to be made pursuant to exemptions from registration under federal and applicable state securities laws. Upon exercise of this Warrant, the Holder hereof shall, if requested by the Company, confirm in writing its investment purpose and acceptance of the restrictions on transfer of the Shares.

8. Restriction on Transfer After a Public Offering. The Holder understands that the Company at a future date may file a registration or offering statement (the "Registration Statement") with the Securities and Exchange Commission to facilitate a public offering of its securities. The Holder agrees, for the benefit of the Company, that should such an initial public offering be made and should the managing underwriter of such offering require, the undersigned will not, without the prior written consent of the Company and such underwriter, during the "Lockup Period" as defined herein: (a) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any of the Shares beneficially owned by the undersigned during the Lockup Period; (b) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any options, rights or warrants to purchase any Shares beneficially owned by the undersigned during the Lockup Period; or (c) sell or grant, or agree to sell or grant, options, rights or warrants with respect to any of the Shares. The foregoing does not prohibit gifts to donees or transfers by will or the laws of descent to heirs or beneficiaries provided that such donees, heirs and beneficiaries shall be bound by the restrictions set forth herein. The term "Lockup Period" shall mean the lesser of (x) 180 days and (y) the period during which Company officers and directors are restricted by the managing underwriter from effecting any sales or transfers of the Company's Common Stock. The Lockup Period shall commence on the effective date of the Registration Statement.



                                       3.

9. Stop Transfer Order and Restrictive Legend. The Holder agrees that the Company may place a stop transfer order with its registrar and transfer agent (if any) covering all Shares. The Holder agrees that the Company may place one or more restrictive legends on any certificates evidencing the Shares containing substantially the following language:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, have not been registered under any state securities law, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, or transferred in the absence of either an effective registration under the Securities Act of 1933, as amended, and under the applicable state securities laws, or an opinion of counsel for the Company that such transaction is exempt from registration under the Securities Act of 1933, as amended, and under the applicable state securities laws.

                  Sale or other transfer of these securities is further restricted for up to 180 days following an initial public offering of securities of the Company.

10. Subdivision of Warrant. At the request of the Holder of this Warrant in connection with a transfer or exercise of a portion of the Warrant, upon surrender of such Warrant for such purpose to the Company, the Company at its expense (except for any transfer tax payable) will issue and exchange therefor warrants of like tenor and date representing in the aggregate the right to purchase such number of Shares of such Common Stock as shall be designated by such Holder at the time of such surrender; provided, however, that the Company's obligations to subdivide securities under this Paragraph shall be subject to and conditioned upon the compliance of any such subdivision with applicable state securities laws and with the Act.

11. Postponement of Exercise. Notwithstanding anything herein to the contrary, the Company shall have the right to delay any exercise for a period of up to one hundred eighty (180) days for the purpose of: (a) ensuring the availability of an exemption under applicable securities laws for the issuance of the Shares to the Holder in light of the transactions by the Company in its securities; and/or (b) facilitating a distribution of the Company's securities. In either case, if the Company elects to delay any such exercise, the Company shall inform the Holder, in writing, of such delay and the terms of such delay. Any such delay shall not lead to any change in the Warrant Price or the terms of the Warrant and shall not extend the term of any Warrant unless such delay would extend past the expiration date of such Warrant. In such case, the expiration date shall be extended to thirty (30) days after the end of such delay.

12. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dates as of such cancellation, in lieu of this Warrant.



                                       4.

13. No Limitation on Corporate Action. No provisions of the Warrant and no right or option granted or conferred hereunder shall in any way limit, affect, or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Articles of Incorporation, reorganize or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

14. Miscellaneous. This Warrant shall be governed by the laws of the State of Minnesota without reference to such state's conflict of laws provisions. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered Holder hereof. All notices and other communications from the Company to the Holder of this Warrant shall be by certified mail, return receipt requested, or by overnight delivery service to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing.


ISSUED this 13th day of November, 2002.

REDLINE PERFORMANCE PRODUCTS, INC.


By:  /s/ Mark A. Payne

     Its: President and CFO



                                       5.

                               FORM OF ASSIGNMENT

                       REDLINE PERFORMANCE PRODUCTS, INC.


         FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of Shares of Common Stock set forth below.


      NAME OF ASSIGNEE                            ADDRESS                                NUMBER OF SHARES
      ----------------                            -------                                ----------------





and does hereby irrevocably constitute and appoint _____________________________ Attorney to make such transfer on the books of __________________ maintained for the purpose, with full power of substitution in the premises.


Dated:                  , 20
       ------------- ---    ---


-----------------------------------
Signature

-----------------------------------
Print Name



                                       6.

                                  EXERCISE FORM

                       REDLINE PERFORMANCE PRODUCTS, INC.

          (To be executed only upon exercise or conversion of Warrant)

         The undersigned registered owner of this Warrant (the "Investor") irrevocably exercises or converts this Warrant for and purchases _____________________________ of the number of Shares of Common Stock (the "Shares") of __________________ purchasable with this Warrant, and herewith makes payment therefore (if an exercise), all at the price and on the terms and conditions specified in this Warrant.

As a condition to the exercise of this Warrant, the Investor represents and warrants to Company as follows:

1. Investment Intent.

a. Investor has been advised that (i) the sale of the Shares to Investor has not been registered under the Securities Act of 1933 (the "Act") on the grounds, among others, that it will be exempt from registration under Section 4(2) of the Act as a transaction not involving a public offering; (ii) reliance upon such exemption or exemptions is predicated in part on Investor's representation that Investor is acquiring such Shares for investment for Investor's own account with no present intention of dividing Investor's participation with others or reselling or otherwise distributing the same, and the Investor alone shall have the full legal and equitable right, title and interest in the Shares; and (iii) Investor's representations, including the foregoing, are essential to the reliance of the Company upon exemptions from registration or qualification of this transaction or the Shares under applicable state securities laws.

b. Investor understands that the effect and intent of Investor's representations in subparagraph (a) above to be that Investor does not presently contemplate the disposal of all or any part of the Shares, and that at such time as Investor determines to dispose of all or any part of the Shares, Investor understands that Investor must first notify the Company, and that the Company may require an opinion of its attorney, of Investor's attorney, or both, that such disposition will not negate Investor's intent as expressed herein, and that, in view of the exemption claimed, such disposition will be permissible.

c. Investor understands that the subsequent transfer of the Shares will be restricted, and that the effect of the restrictions on the transfer of the Shares include the facts, among others, that (i) Investor will not have liquidity with respect to the Shares for an indefinite period of time, and (ii) Investor will be unable to sell, encumber or otherwise transfer the Shares unless there is an effective registration statement covering such disposition under the Act, and effective registrations and qualifications under applicable state law, or exemptions from such registrations or qualifications under the Act and state law are applicable.

d. Investor recognizes that an investment in the Shares involves a high degree of risk and that the purchase of the Shares is a long-term investment. Investor has a financial net worth or



                                       7.

anticipated income such that a sale of such Shares need not be made in the foreseeable future to satisfy any financial obligation of which Investor is or contemplates Investor will become subject.

e. Investor understands that exemptions from the registration and qualification requirements, as referred to in subparagraph (c) above, may not be available to Investor, and the Company will have no obligation to assist Investor in registering or qualifying a disposition of the Shares or in obtaining or establishing an exemption from such registration or qualification requirements.

f. Investor understands that any certificate representing the Shares will bear legends stating in effect that the issuance or sale of the Shares has not been registered under the Act or any applicable state securities laws and the Investor may not sell the Shares or other securities within 180 days of an initial public offering by the Company, and such legends may refer to the restrictions on transfers and sales contained in this Agreement. In addition, any certificates representing the Shares issued to an Investor who is a resident of a particular state may bear a legend containing language required by the laws of such State. Investor further understands that a stop-transfer restriction may be placed in the books and records of the Company with respect to the Shares.

g. Investor's purchase of the Shares is not the result of any general solicitation or general advertising, including, but not limited to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; and
(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

2. State of Residence. Investor represents and warrants to the Company that Investor is a bona fide resident of, and is domiciled in, the State of
_____________________.

3. Accredited Investor Status.

a. Investor understands that Investor is an "accredited investor" only if:

                  (1) Investor's individual income from all sources for each of the two most recent calendar years was in excess of $200,000 and Investor reasonably expects Investor's individual income from all sources anticipated for the current calendar year to be in excess of $200,000; or

                  (2) Investor's joint income with Investor's spouse from all sources for each of the two most recent calendar years was in excess of $300,000 and Investor reasonably expects Investor's joint income with Investor's spouse from all sources anticipated for the current calendar year to be in excess of $300,000; or



                                       8.

                  (3) Investor's individual net worth, or Investor's joint net worth with Investor's spouse, at fair market value (including home, furnishings and personal automobiles) is greater than $1,000,000; or

                  (4) Investor otherwise meets the definition of an "accredited investor."

b. Based on the foregoing information, Investor represents and warrants to the Company that Investor:

                  (1)      IS an accredited investor (check here):           [ ]

                  (2)      IS NOT an accredited investor (check here):       [ ]

4. Knowledge and Experience. Investor represents and warrants to the Company as follows:

a. Investor (i) believes Investor has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of the prospective investment in the Shares or (ii) if Investor does not so believe, or if Investor has been instructed by the Company to designate a purchaser representative to supplement Investor's knowledge and experience for the purpose of evaluating the merits and risks of the prospective investment in the Shares, Investor has provided the Company with the identity of such purchaser representative and such information concerning the knowledge and experience in financial and business matters of such a purchaser representative, either directly or by making such purchaser representative available for interview, necessary to enable a determination that such purchaser representative, together with the undersigned, have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the prospective investment in the Shares.

b. In addition to designating a purchaser representative to the extent required by the Company, if any, Investor has obtained, to the extent Investor deems necessary, personal and professional advice with respect to the risks inherent in the investment in the Shares in light of Investor's financial condition and investment needs.

c. Investor or Investor's purchaser representative, if any, has been given access to full and complete information regarding the Company and has utilized such access to their satisfaction for the purpose of obtaining information; and particularly, Investor or Investor's purchaser representative, if any, have either attended or been given reasonable opportunity to attend a meeting with representatives of the Company for the purpose of asking questions of, and receiving answers from, such representatives concerning the Company and the Shares and to obtain any additional information, to the extent reasonably available.



                                       9.

                         SIGNATURE PAGE TO EXERCISE FORM


Dated:                       , 20
       ------------------ ---    ---

---------------------------------------
Signature of Registered Owner

---------------------------------------
Street Address

---------------------------------------
City, State, Zip Code

---------------------------------------
IRS Identification Number



                                      10.

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (i) IN A REGISTRATION OR QUALIFICATION OR (ii) IF AN EXEMPTION FROM REGISTRATION OR QUALIFICATION IS AVAILABLE AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THAT EFFECT REASONABLY SATISFACTORY TO THE COMPANY.

SALE OR OTHER TRANSFER OF THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS SECURITY IS FURTHER RESTRICTED FOR UP TO 180 DAYS FOLLOWING AN INITIAL PUBLIC OFFERING OF SECURITIES OF THE COMPANY.

Void After 5:00 p.m. Minneapolis, Minnesota time on November 13, 2007

                       REDLINE PERFORMANCE PRODUCTS, INC.

                          COMMON STOCK PURCHASE WARRANT

Warrant No. G-13                                                   Shares: 2,084


         THIS CERTIFIES that, subject to the terms and conditions herein set forth, David G. Mell, or its registered assigns (the "Holder") is entitled to purchase from Redline Performance Products, Inc., a Minnesota corporation (the "Company"), at any time or from time to time prior to the time and date set forth above, two thousand eighty-four (2,084) fully paid and non-assessable shares of common stock of the Company (such class of stock being referred to as the "Common Stock" and such shares of Common Stock which may be acquired upon exercise of this Warrant being referred to as the "Shares").

         This Warrant is subject to the following terms and conditions:

1. Purchase Price. Subject to adjustment as hereinafter provided, the purchase price of one Share shall be Three and 75/100 Dollars ($3.75). The purchase price of one Share is referred to herein as the "Warrant Price."

2. Adjustment of Warrant Price and Number of Shares. The number and kind of securities issuable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

         a. Adjustment for Stock Dividends, Splits and Consolidations. In case the Company shall at any time subdivide the outstanding Common Stock into a greater number of shares or declare a dividend payable in Common Stock, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding Common Stock shall be combined into a smaller number of shares, the Warrant exercise price in effect immediately prior to such combination shall be proportionately increased.

         b. Adjustment for Reorganizations or Consolidations. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets ("substituted property") with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such substituted property as would have been issued or delivered to the Holder if it had exercised this Warrant and had received upon exercise of this Warrant the Shares prior to such reorganization, reclassification, consolidation, merger or sale, less the amount of the aggregate Warrant Price.

3. No Fractional Shares. No fractional Shares of Common Stock will be issued in connection with any exercise of this Warrant. In lieu of any fractional Shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise as determined in good faith by the Company.

4. No Stockholder Rights. This Warrant shall not entitle its Holder to any of the rights of a stockholder of the Company prior to exercise of this Warrant.

5. Covenants of the Company. The Company covenants that during the period this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock to provide for the issuance of Shares upon the exercise of this Warrant. The Company further covenants that all Shares that may be issued upon the exercise of this Warrant will, upon payment and issuance, be duly authorized and issued, fully paid and nonassessable shares of Common Stock.

6. Exercise of Warrant. This Warrant may be exercised by the registered Holder, in whole or in part, by the surrender of this Warrant at the principal office of the Company, together with the form of exercise hereof duly executed, accompanied by payment in full of the amount of the aggregate Warrant Price in cash, cashier's check or bank draft. Upon partial exercise hereof, a new warrant or warrants containing the same date and provisions as this Warrant shall be issued by the Company to the registered Holder for the number of Shares of Common Stock with respect to which this Warrant shall not have been exercised. Upon each exercise of this Warrant the Holder shall exercise this Warrant and purchase the lesser of 500 Shares and the balance of Shares available for issuance under the Warrant. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date the Company is in receipt of this



                                       2.

         Warrant, written notice of exercise, and payment for the number of Shares being acquired upon exercise of this Warrant. The person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the Holder of such Shares of record as of the close of business on such date. As promptly as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full Shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a Share, as provided above.

7. Compliance with Securities Laws and Other Transfer Restrictions. The Holder of this Warrant, by acceptance hereof, agrees, represents and warrants that this Warrant and the Shares which may be issued upon exercise hereof are being acquired for investment, that the Holder has no present intention to resell or otherwise dispose of all or any part of this Warrant or any Shares, and that the Holder will not offer, sell or otherwise dispose of all or any part of this Warrant or any Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act") or applicable state securities laws. The Company may condition any transfer, sale, pledge, assignment or other disposition on the receipt from the party to whom this Warrant is to be so transferred or to whom Shares are to be issued or so transferred, on any representations and agreements requested by the Company in order to permit such issuance or transfer to be made pursuant to exemptions from registration under federal and applicable state securities laws. Upon exercise of this Warrant, the Holder hereof shall, if requested by the Company, confirm in writing its investment purpose and acceptance of the restrictions on transfer of the Shares.

8. Restriction on Transfer After a Public Offering. The Holder understands that the Company at a future date may file a registration or offering statement (the "Registration Statement") with the Securities and Exchange Commission to facilitate a public offering of its securities. The Holder agrees, for the benefit of the Company, that should such an initial public offering be made and should the managing underwriter of such offering require, the undersigned will not, without the prior written consent of the Company and such underwriter, during the "Lockup Period" as defined herein: (a) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any of the Shares beneficially owned by the undersigned during the Lockup Period; (b) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any options, rights or warrants to purchase any Shares beneficially owned by the undersigned during the Lockup Period; or (c) sell or grant, or agree to sell or grant, options, rights or warrants with respect to any of the Shares. The foregoing does not prohibit gifts to donees or transfers by will or the laws of descent to heirs or beneficiaries provided that such donees, heirs and beneficiaries shall be bound by the restrictions set forth herein. The term "Lockup Period" shall mean the lesser of (x) 180 days and (y) the period during which Company officers and directors are restricted by the managing underwriter from effecting any sales or transfers of the Company's Common Stock. The Lockup Period shall commence on the effective date of the Registration Statement.



                                       3.

9. Stop Transfer Order and Restrictive Legend. The Holder agrees that the Company may place a stop transfer order with its registrar and transfer agent (if any) covering all Shares. The Holder agrees that the Company may place one or more restrictive legends on any certificates evidencing the Shares containing substantially the following language:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, have not been registered under any state securities law, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, or transferred in the absence of either an effective registration under the Securities Act of 1933, as amended, and under the applicable state securities laws, or an opinion of counsel for the Company that such transaction is exempt from registration under the Securities Act of 1933, as amended, and under the applicable state securities laws.

                  Sale or other transfer of these securities is further restricted for up to 180 days following an initial public offering of securities of the Company.

10. Subdivision of Warrant. At the request of the Holder of this Warrant in connection with a transfer or exercise of a portion of the Warrant, upon surrender of such Warrant for such purpose to the Company, the Company at its expense (except for any transfer tax payable) will issue and exchange therefor warrants of like tenor and date representing in the aggregate the right to purchase such number of Shares of such Common Stock as shall be designated by such Holder at the time of such surrender; provided, however, that the Company's obligations to subdivide securities under this Paragraph shall be subject to and conditioned upon the compliance of any such subdivision with applicable state securities laws and with the Act.

11. Postponement of Exercise. Notwithstanding anything herein to the contrary, the Company shall have the right to delay any exercise for a period of up to one hundred eighty (180) days for the purpose of: (a) ensuring the availability of an exemption under applicable securities laws for the issuance of the Shares to the Holder in light of the transactions by the Company in its securities; and/or (b) facilitating a distribution of the Company's securities. In either case, if the Company elects to delay any such exercise, the Company shall inform the Holder, in writing, of such delay and the terms of such delay. Any such delay shall not lead to any change in the Warrant Price or the terms of the Warrant and shall not extend the term of any Warrant unless such delay would extend past the expiration date of such Warrant. In such case, the expiration date shall be extended to thirty (30) days after the end of such delay.

12. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dates as of such cancellation, in lieu of this Warrant.



                                       4.

13. No Limitation on Corporate Action. No provisions of the Warrant and no right or option granted or conferred hereunder shall in any way limit, affect, or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Articles of Incorporation, reorganize or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

14. Miscellaneous. This Warrant shall be governed by the laws of the State of Minnesota without reference to such state's conflict of laws provisions. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered Holder hereof. All notices and other communications from the Company to the Holder of this Warrant shall be by certified mail, return receipt requested, or by overnight delivery service to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing.


ISSUED this 13th day of November, 2002.

REDLINE PERFORMANCE PRODUCTS, INC.


By:  /s/ Mark A. Payne

     Its: President and CFO



                                       5.

                               FORM OF ASSIGNMENT

                       REDLINE PERFORMANCE PRODUCTS, INC.


         FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of Shares of Common Stock set forth below.


      NAME OF ASSIGNEE                            ADDRESS                                NUMBER OF SHARES
      ----------------                            -------                                ----------------






and does hereby irrevocably constitute and appoint _____________________________ Attorney to make such transfer on the books of __________________ maintained for the purpose, with full power of substitution in the premises.


Dated:                  , 20
       ------------- ---    ---


-----------------------------------
Signature

-----------------------------------
Print Name



                                       6.

                                  EXERCISE FORM

                       REDLINE PERFORMANCE PRODUCTS, INC.

          (To be executed only upon exercise or conversion of Warrant)

         The undersigned registered owner of this Warrant (the "Investor") irrevocably exercises or converts this Warrant for and purchases _____________________________ of the number of Shares of Common Stock (the "Shares") of __________________ purchasable with this Warrant, and herewith makes payment therefore (if an exercise), all at the price and on the terms and conditions specified in this Warrant.

As a condition to the exercise of this Warrant, the Investor represents and warrants to Company as follows:

1. Investment Intent.

a. Investor has been advised that (i) the sale of the Shares to Investor has not been registered under the Securities Act of 1933 (the "Act") on the grounds, among others, that it will be exempt from registration under Section 4(2) of the Act as a transaction not involving a public offering; (ii) reliance upon such exemption or exemptions is predicated in part on Investor's representation that Investor is acquiring such Shares for investment for Investor's own account with no present intention of dividing Investor's participation with others or reselling or otherwise distributing the same, and the Investor alone shall have the full legal and equitable right, title and interest in the Shares; and (iii) Investor's representations, including the foregoing, are essential to the reliance of the Company upon exemptions from registration or qualification of this transaction or the Shares under applicable state securities laws.

b. Investor understands that the effect and intent of Investor's representations in subparagraph (a) above to be that Investor does not presently contemplate the disposal of all or any part of the Shares, and that at such time as Investor determines to dispose of all or any part of the Shares, Investor understands that Investor must first notify the Company, and that the Company may require an opinion of its attorney, of Investor's attorney, or both, that such disposition will not negate Investor's intent as expressed herein, and that, in view of the exemption claimed, such disposition will be permissible.

c. Investor understands that the subsequent transfer of the Shares will be restricted, and that the effect of the restrictions on the transfer of the Shares include the facts, among others, that (i) Investor will not have liquidity with respect to the Shares for an indefinite period of time, and (ii) Investor will be unable to sell, encumber or otherwise transfer the Shares unless there is an effective registration statement covering such disposition under the Act, and effective registrations and qualifications under applicable state law, or exemptions from such registrations or qualifications under the Act and state law are applicable.

d. Investor recognizes that an investment in the Shares involves a high degree of risk and that the purchase of the Shares is a long-term investment. Investor has a financial net worth or



                                       7.

anticipated income such that a sale of such Shares need not be made in the foreseeable future to satisfy any financial obligation of which Investor is or contemplates Investor will become subject.

e. Investor understands that exemptions from the registration and qualification requirements, as referred to in subparagraph (c) above, may not be available to Investor, and the Company will have no obligation to assist Investor in registering or qualifying a disposition of the Shares or in obtaining or establishing an exemption from such registration or qualification requirements.

f. Investor understands that any certificate representing the Shares will bear legends stating in effect that the issuance or sale of the Shares has not been registered under the Act or any applicable state securities laws and the Investor may not sell the Shares or other securities within 180 days of an initial public offering by the Company, and such legends may refer to the restrictions on transfers and sales contained in this Agreement. In addition, any certificates representing the Shares issued to an Investor who is a resident of a particular state may bear a legend containing language required by the laws of such State. Investor further understands that a stop-transfer restriction may be placed in the books and records of the Company with respect to the Shares.

g. Investor's purchase of the Shares is not the result of any general solicitation or general advertising, including, but not limited to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; and
(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

2. State of Residence. Investor represents and warrants to the Company that Investor is a bona fide resident of, and is domiciled in, the State of
_____________________.

3. Accredited Investor Status.

a. Investor understands that Investor is an "accredited investor" only if:

                  (1) Investor's individual income from all sources for each of the two most recent calendar years was in excess of $200,000 and Investor reasonably expects Investor's individual income from all sources anticipated for the current calendar year to be in excess of $200,000; or

                  (2) Investor's joint income with Investor's spouse from all sources for each of the two most recent calendar years was in excess of $300,000 and Investor reasonably expects Investor's joint income with Investor's spouse from all sources anticipated for the current calendar year to be in excess of $300,000; or



                                       8.

                  (3) Investor's individual net worth, or Investor's joint net worth with Investor's spouse, at fair market value (including home, furnishings and personal automobiles) is greater than $1,000,000; or

                  (4) Investor otherwise meets the definition of an "accredited investor."

b. Based on the foregoing information, Investor represents and warrants to the Company that Investor:

                  (1)      IS an accredited investor (check here):           [ ]

                  (2)      IS NOT an accredited investor (check here):       [ ]

4. Knowledge and Experience. Investor represents and warrants to the Company as follows:

a. Investor (i) believes Investor has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of the prospective investment in the Shares or (ii) if Investor does not so believe, or if Investor has been instructed by the Company to designate a purchaser representative to supplement Investor's knowledge and experience for the purpose of evaluating the merits and risks of the prospective investment in the Shares, Investor has provided the Company with the identity of such purchaser representative and such information concerning the knowledge and experience in financial and business matters of such a purchaser representative, either directly or by making such purchaser representative available for interview, necessary to enable a determination that such purchaser representative, together with the undersigned, have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the prospective investment in the Shares.

b. In addition to designating a purchaser representative to the extent required by the Company, if any, Investor has obtained, to the extent Investor deems necessary, personal and professional advice with respect to the risks inherent in the investment in the Shares in light of Investor's financial condition and investment needs.

c. Investor or Investor's purchaser representative, if any, has been given access to full and complete information regarding the Company and has utilized such access to their satisfaction for the purpose of obtaining information; and particularly, Investor or Investor's purchaser representative, if any, have either attended or been given reasonable opportunity to attend a meeting with representatives of the Company for the purpose of asking questions of, and receiving answers from, such representatives concerning the Company and the Shares and to obtain any additional information, to the extent reasonably available.



                                       9.

                         SIGNATURE PAGE TO EXERCISE FORM


Dated:                       , 20
       ------------------ ---    ---

---------------------------------------
Signature of Registered Owner

---------------------------------------
Street Address

---------------------------------------
City, State, Zip Code

---------------------------------------
IRS Identification Number



                                      10.

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (i) IN A REGISTRATION OR QUALIFICATION OR (ii) IF AN EXEMPTION FROM REGISTRATION OR QUALIFICATION IS AVAILABLE AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THAT EFFECT REASONABLY SATISFACTORY TO THE COMPANY.

SALE OR OTHER TRANSFER OF THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS SECURITY IS FURTHER RESTRICTED FOR UP TO 180 DAYS FOLLOWING AN INITIAL PUBLIC OFFERING OF SECURITIES OF THE COMPANY.

Void After 5:00 p.m. Minneapolis, Minnesota time on November 13, 2007

                       REDLINE PERFORMANCE PRODUCTS, INC.

                          COMMON STOCK PURCHASE WARRANT

Warrant No. G-17                                                     Shares: 667


         THIS CERTIFIES that, subject to the terms and conditions herein set forth, David G. Mell, or its registered assigns (the "Holder") is entitled to purchase from Redline Performance Products, Inc., a Minnesota corporation (the "Company"), at any time or from time to time prior to the time and date set forth above, six hundred sixty-seven (667) fully paid and non-assessable shares of common stock of the Company (such class of stock being referred to as the "Common Stock" and such shares of Common Stock which may be acquired upon exercise of this Warrant being referred to as the "Shares").

         This Warrant is subject to the following terms and conditions:

1. Purchase Price. Subject to adjustment as hereinafter provided, the purchase price of one Share shall be Three and 75/100 Dollars ($3.75). The purchase price of one Share is referred to herein as the "Warrant Price."

2. Adjustment of Warrant Price and Number of Shares. The number and kind of securities issuable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

         a. Adjustment for Stock Dividends, Splits and Consolidations. In case the Company shall at any time subdivide the outstanding Common Stock into a greater number of shares or declare a dividend payable in Common Stock, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding Common Stock shall be combined into a smaller number of shares, the Warrant exercise price in effect immediately prior to such combination shall be proportionately increased.

         b. Adjustment for Reorganizations or Consolidations. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets ("substituted property") with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such substituted property as would have been issued or delivered to the Holder if it had exercised this Warrant and had received upon exercise of this Warrant the Shares prior to such reorganization, reclassification, consolidation, merger or sale, less the amount of the aggregate Warrant Price.

3. No Fractional Shares. No fractional Shares of Common Stock will be issued in connection with any exercise of this Warrant. In lieu of any fractional Shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise as determined in good faith by the Company.

4. No Stockholder Rights. This Warrant shall not entitle its Holder to any of the rights of a stockholder of the Company prior to exercise of this Warrant.

5. Covenants of the Company. The Company covenants that during the period this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock to provide for the issuance of Shares upon the exercise of this Warrant. The Company further covenants that all Shares that may be issued upon the exercise of this Warrant will, upon payment and issuance, be duly authorized and issued, fully paid and nonassessable shares of Common Stock.

6. Exercise of Warrant. This Warrant may be exercised by the registered Holder, in whole or in part, by the surrender of this Warrant at the principal office of the Company, together with the form of exercise hereof duly executed, accompanied by payment in full of the amount of the aggregate Warrant Price in cash, cashier's check or bank draft. Upon partial exercise hereof, a new warrant or warrants containing the same date and provisions as this Warrant shall be issued by the Company to the registered Holder for the number of Shares of Common Stock with respect to which this Warrant shall not have been exercised. Upon each exercise of this Warrant the Holder shall exercise this Warrant and purchase the lesser of 500 Shares and the balance of Shares available for issuance under the Warrant. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date the Company is in receipt of this



                                       2.

         Warrant, written notice of exercise, and payment for the number of Shares being acquired upon exercise of this Warrant. The person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the Holder of such Shares of record as of the close of business on such date. As promptly as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full Shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a Share, as provided above.

7. Compliance with Securities Laws and Other Transfer Restrictions. The Holder of this Warrant, by acceptance hereof, agrees, represents and warrants that this Warrant and the Shares which may be issued upon exercise hereof are being acquired for investment, that the Holder has no present intention to resell or otherwise dispose of all or any part of this Warrant or any Shares, and that the Holder will not offer, sell or otherwise dispose of all or any part of this Warrant or any Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act") or applicable state securities laws. The Company may condition any transfer, sale, pledge, assignment or other disposition on the receipt from the party to whom this Warrant is to be so transferred or to whom Shares are to be issued or so transferred, on any representations and agreements requested by the Company in order to permit such issuance or transfer to be made pursuant to exemptions from registration under federal and applicable state securities laws. Upon exercise of this Warrant, the Holder hereof shall, if requested by the Company, confirm in writing its investment purpose and acceptance of the restrictions on transfer of the Shares.

8. Restriction on Transfer After a Public Offering. The Holder understands that the Company at a future date may file a registration or offering statement (the "Registration Statement") with the Securities and Exchange Commission to facilitate a public offering of its securities. The Holder agrees, for the benefit of the Company, that should such an initial public offering be made and should the managing underwriter of such offering require, the undersigned will not, without the prior written consent of the Company and such underwriter, during the "Lockup Period" as defined herein: (a) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any of the Shares beneficially owned by the undersigned during the Lockup Period; (b) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any options, rights or warrants to purchase any Shares beneficially owned by the undersigned during the Lockup Period; or (c) sell or grant, or agree to sell or grant, options, rights or warrants with respect to any of the Shares. The foregoing does not prohibit gifts to donees or transfers by will or the laws of descent to heirs or beneficiaries provided that such donees, heirs and beneficiaries shall be bound by the restrictions set forth herein. The term "Lockup Period" shall mean the lesser of (x) 180 days and (y) the period during which Company officers and directors are restricted by the managing underwriter from effecting any sales or transfers of the Company's Common Stock. The Lockup Period shall commence on the effective date of the Registration Statement.



                                       3.

9. Stop Transfer Order and Restrictive Legend. The Holder agrees that the Company may place a stop transfer order with its registrar and transfer agent (if any) covering all Shares. The Holder agrees that the Company may place one or more restrictive legends on any certificates evidencing the Shares containing substantially the following language:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, have not been registered under any state securities law, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, or transferred in the absence of either an effective registration under the Securities Act of 1933, as amended, and under the applicable state securities laws, or an opinion of counsel for the Company that such transaction is exempt from registration under the Securities Act of 1933, as amended, and under the applicable state securities laws.

                  Sale or other transfer of these securities is further restricted for up to 180 days following an initial public offering of securities of the Company.

10. Subdivision of Warrant. At the request of the Holder of this Warrant in connection with a transfer or exercise of a portion of the Warrant, upon surrender of such Warrant for such purpose to the Company, the Company at its expense (except for any transfer tax payable) will issue and exchange therefor warrants of like tenor and date representing in the aggregate the right to purchase such number of Shares of such Common Stock as shall be designated by such Holder at the time of such surrender; provided, however, that the Company's obligations to subdivide securities under this Paragraph shall be subject to and conditioned upon the compliance of any such subdivision with applicable state securities laws and with the Act.

11. Postponement of Exercise. Notwithstanding anything herein to the contrary, the Company shall have the right to delay any exercise for a period of up to one hundred eighty (180) days for the purpose of: (a) ensuring the availability of an exemption under applicable securities laws for the issuance of the Shares to the Holder in light of the transactions by the Company in its securities; and/or (b) facilitating a distribution of the Company's securities. In either case, if the Company elects to delay any such exercise, the Company shall inform the Holder, in writing, of such delay and the terms of such delay. Any such delay shall not lead to any change in the Warrant Price or the terms of the Warrant and shall not extend the term of any Warrant unless such delay would extend past the expiration date of such Warrant. In such case, the expiration date shall be extended to thirty (30) days after the end of such delay.

12. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dates as of such cancellation, in lieu of this Warrant.



                                       4.

13. No Limitation on Corporate Action. No provisions of the Warrant and no right or option granted or conferred hereunder shall in any way limit, affect, or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Articles of Incorporation, reorganize or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

14. Miscellaneous. This Warrant shall be governed by the laws of the State of Minnesota without reference to such state's conflict of laws provisions. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered Holder hereof. All notices and other communications from the Company to the Holder of this Warrant shall be by certified mail, return receipt requested, or by overnight delivery service to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing.


ISSUED this 13th day of November, 2002.

REDLINE PERFORMANCE PRODUCTS, INC.


By:  /s/ Mark A. Payne

     Its: President and CFO



                                       5.

                               FORM OF ASSIGNMENT

                       REDLINE PERFORMANCE PRODUCTS, INC.


         FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of Shares of Common Stock set forth below.


      NAME OF ASSIGNEE                            ADDRESS                                NUMBER OF SHARES
      ----------------                            -------                                ----------------






and does hereby irrevocably constitute and appoint _____________________________ Attorney to make such transfer on the books of __________________ maintained for the purpose, with full power of substitution in the premises.


Dated:                  , 20
       ------------- ---    ---


-----------------------------------
Signature

-----------------------------------
Print Name



                                       6.

                                  EXERCISE FORM

                       REDLINE PERFORMANCE PRODUCTS, INC.

          (To be executed only upon exercise or conversion of Warrant)

         The undersigned registered owner of this Warrant (the "Investor") irrevocably exercises or converts this Warrant for and purchases _____________________________ of the number of Shares of Common Stock (the "Shares") of __________________ purchasable with this Warrant, and herewith makes payment therefore (if an exercise), all at the price and on the terms and conditions specified in this Warrant.

As a condition to the exercise of this Warrant, the Investor represents and warrants to Company as follows:

1. Investment Intent.

a. Investor has been advised that (i) the sale of the Shares to Investor has not been registered under the Securities Act of 1933 (the "Act") on the grounds, among others, that it will be exempt from registration under Section 4(2) of the Act as a transaction not involving a public offering; (ii) reliance upon such exemption or exemptions is predicated in part on Investor's representation that Investor is acquiring such Shares for investment for Investor's own account with no present intention of dividing Investor's participation with others or reselling or otherwise distributing the same, and the Investor alone shall have the full legal and equitable right, title and interest in the Shares; and (iii) Investor's representations, including the foregoing, are essential to the reliance of the Company upon exemptions from registration or qualification of this transaction or the Shares under applicable state securities laws.

b. Investor understands that the effect and intent of Investor's representations in subparagraph (a) above to be that Investor does not presently contemplate the disposal of all or any part of the Shares, and that at such time as Investor determines to dispose of all or any part of the Shares, Investor understands that Investor must first notify the Company, and that the Company may require an opinion of its attorney, of Investor's attorney, or both, that such disposition will not negate Investor's intent as expressed herein, and that, in view of the exemption claimed, such disposition will be permissible.

c. Investor understands that the subsequent transfer of the Shares will be restricted, and that the effect of the restrictions on the transfer of the Shares include the facts, among others, that (i) Investor will not have liquidity with respect to the Shares for an indefinite period of time, and (ii) Investor will be unable to sell, encumber or otherwise transfer the Shares unless there is an effective registration statement covering such disposition under the Act, and effective registrations and qualifications under applicable state law, or exemptions from such registrations or qualifications under the Act and state law are applicable.

d. Investor recognizes that an investment in the Shares involves a high degree of risk and that the purchase of the Shares is a long-term investment. Investor has a financial net worth or



                                       7.

anticipated income such that a sale of such Shares need not be made in the foreseeable future to satisfy any financial obligation of which Investor is or contemplates Investor will become subject.

e. Investor understands that exemptions from the registration and qualification requirements, as referred to in subparagraph (c) above, may not be available to Investor, and the Company will have no obligation to assist Investor in registering or qualifying a disposition of the Shares or in obtaining or establishing an exemption from such registration or qualification requirements.

f. Investor understands that any certificate representing the Shares will bear legends stating in effect that the issuance or sale of the Shares has not been registered under the Act or any applicable state securities laws and the Investor may not sell the Shares or other securities within 180 days of an initial public offering by the Company, and such legends may refer to the restrictions on transfers and sales contained in this Agreement. In addition, any certificates representing the Shares issued to an Investor who is a resident of a particular state may bear a legend containing language required by the laws of such State. Investor further understands that a stop-transfer restriction may be placed in the books and records of the Company with respect to the Shares.

g. Investor's purchase of the Shares is not the result of any general solicitation or general advertising, including, but not limited to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; and
(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

2. State of Residence. Investor represents and warrants to the Company that Investor is a bona fide resident of, and is domiciled in, the State of
_____________________.

3. Accredited Investor Status.

a. Investor understands that Investor is an "accredited investor" only if:

                  (1) Investor's individual income from all sources for each of the two most recent calendar years was in excess of $200,000 and Investor reasonably expects Investor's individual income from all sources anticipated for the current calendar year to be in excess of $200,000; or

                  (2) Investor's joint income with Investor's spouse from all sources for each of the two most recent calendar years was in excess of $300,000 and Investor reasonably expects Investor's joint income with Investor's spouse from all sources anticipated for the current calendar year to be in excess of $300,000; or



                                       8.

                  (3) Investor's individual net worth, or Investor's joint net worth with Investor's spouse, at fair market value (including home, furnishings and personal automobiles) is greater than $1,000,000; or

                  (4) Investor otherwise meets the definition of an "accredited investor."

b. Based on the foregoing information, Investor represents and warrants to the Company that Investor:

                  (1)      IS an accredited investor (check here):           [ ]

                  (2)      IS NOT an accredited investor (check here):       [ ]

4. Knowledge and Experience. Investor represents and warrants to the Company as follows:

a. Investor (i) believes Investor has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of the prospective investment in the Shares or (ii) if Investor does not so believe, or if Investor has been instructed by the Company to designate a purchaser representative to supplement Investor's knowledge and experience for the purpose of evaluating the merits and risks of the prospective investment in the Shares, Investor has provided the Company with the identity of such purchaser representative and such information concerning the knowledge and experience in financial and business matters of such a purchaser representative, either directly or by making such purchaser representative available for interview, necessary to enable a determination that such purchaser representative, together with the undersigned, have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the prospective investment in the Shares.

b. In addition to designating a purchaser representative to the extent required by the Company, if any, Investor has obtained, to the extent Investor deems necessary, personal and professional advice with respect to the risks inherent in the investment in the Shares in light of Investor's financial condition and investment needs.

c. Investor or Investor's purchaser representative, if any, has been given access to full and complete information regarding the Company and has utilized such access to their satisfaction for the purpose of obtaining information; and particularly, Investor or Investor's purchaser representative, if any, have either attended or been given reasonable opportunity to attend a meeting with representatives of the Company for the purpose of asking questions of, and receiving answers from, such representatives concerning the Company and the Shares and to obtain any additional information, to the extent reasonably available.



                                       9.

                         SIGNATURE PAGE TO EXERCISE FORM


Dated:                       , 20
       ------------------ ---    ---

---------------------------------------
Signature of Registered Owner

---------------------------------------
Street Address

---------------------------------------
City, State, Zip Code

---------------------------------------
IRS Identification Number



                                      10.